Benefitfocus Investor Presentation First Quarter 2017 Exhibit 99.1

Safe Harbor This presentation may include forward-looking statements related to the future business and financial performance of Benefitfocus and future events or developments involving Benefitfocus, including our long-term financial model. These statements may be identified by words such as “expects,” “looks forward to,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “may,” “might,” “will,” “could,” “would,” “should,” “targets,” “projects”, “opportunity” or words of similar meaning. Forward-looking statements can involve a number of risks and uncertainties that could cause actual results to differ materially from those explicit or implicit in the forward-looking statements, including our continuing losses and need to achieve GAAP profitability, fluctuations in our financial results, general economic risks, management of growth, the immature and volatile market for our products and services, the need to innovate and deliver useful products and services, ability to compete effectively, reliance on key personnel, privacy, security, regulatory changes, and other risks associated with our business as set forth from time to time in our filings with the SEC. Some of the products and/or product features discussed in this presentation may be works in progress and not yet generally available for sale. Benefitfocus assumes no obligation and does not intend to update any forward-looking statements. Non-GAAP Financial Measures The company uses certain non-GAAP financial measures in this presentation and the accompanying tables, including adjusted EBITDA. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance or financial position that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP.  We define adjusted EBITDA as net loss before net interest, taxes, and depreciation and amortization expense, adjusted to eliminate stock-based compensation expense and expense related to the impairment of goodwill and intangible assets. Please note that other companies might define their non-GAAP financial measures differently than we do. Management presents certain non-GAAP financial measures in this presentation because it considers them to be important supplemental measures of performance. Management uses these non-GAAP financial measures for planning purposes, including analysis of the company's performance against prior periods, the preparation of operating budgets and determination of appropriate levels of operating and capital investments. Management believes that these non-GAAP financial measures provide additional insight for analysts and investors in evaluating the company's financial and operational performance. Management also intends to provide certain non-GAAP financial measures as part of the company’s future earnings discussions and, therefore, their inclusion should provide consistency in the company’s financial reporting. Non-GAAP financial measures have limitations as an analytical tool. Investors are encouraged to review the reconciliation of certain non-GAAP measures to their most directly comparable GAAP measures provided in this presentation, including in the accompanying tables.

BENEFITFOCUS®

Founded in 2000 | NASDAQ: BNFT | 1,400+ Associates

All Your Benefits. One Place.

Better Information = Better Decisions = Better Lives

A leading Enterprise Base Benefits Administration Platform

Single Codebase Cloud Platform

SOC 2 Certified | PCI Compliant

Our Client Base includes:
- 830+ Large Employers
- 50+ Insurance Carriers

Our Platform Supports:
1,500+ Data Exchanges
100+ Benefit Types



BENEFITFOCUS® © 2017 Benefitfocus.com, Inc. All rights reserved.
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Benefits & Engagement System of Record

Benefitfocus Profile

- Category leader
- Multi-tenant SaaS Technology
- Flexible & Scalable Platform with Mobile First Design
- Deep solution offering solely focused on benefits
- Significant and fast ROI
- Unmatched benefit ecosystem
- ~100% employee participation
- Over $250 million annualized revenue run rate
- 95%+ Revenue Retention
- 14 public quarters

Industry Profile

Significant Market Opportunity

- $23 billion TAM*
- Expanding product portfolio
- Strong Partner Ecosystem

Favorable Secular Tailwinds

- Shift to cloud
- Consumerization/ Personalization of benefits
- Regulatory change and increasing complexity
- Focus on bending healthcare cost curve

Strong Business Growth

Since 2013 IPO

- Total revenue 31% CAGR
- Ramping operational scale
- 49% CAGR in transactions on our platform
- 65%+ increase in data connections


$105
$137
$185
$233
31% CAGR
2013
2014
2015
2016
$ in millions

* TAM estimated by Benefitfocus across all segments

BENEFITFOCUS® © 2017 Benefitfocus.com, Inc. All rights reserved.

4

Transforming the Way Benefits Are Managed The Benefitfocus Cloud-based Platform Reduces Complexity and Administrative Costs Old Way New Way

Ecosystem Delivering Enterprise Benefits Management Across Markets Marketplace Administration & Compliance Reporting Engine | Analytics Engine Data Cloud Data Exchange Carrier Enterprise Accounts Strategic Accounts Resellers The Benefitfocus Enterprise Benefits Management Platform

Rapidly Growing Blue Chip Customer Base EMPLOYERS CARRIERS

Competitive Factors Internal Solutions* Niche HR Outsources* ERP* Benefitfocus Why We Win Platform Scalability and breadth of functionality Analytics and business intelligence Claims integration Technology Leadership Multi-tenant SaaS Rapid deployment Big Data Domain Expertise Benefits leadership Command of healthcare complexities Network Effect Real-time data exchange Insurance carrier and employer relationships Broad apps ecosystem Configuration & Integration Seamless implementation Highly configurable with other platforms (ERP, HR systems) User Interface Engaging user-experience Mobile first design Why We Win *As estimated by Benefitfocus

Benefitfocus Improves Process, Reduces Complexity & Lowers Costs

Employer Customer ROI Build


Productivity
Improve plan fit
Lower Costs, Faster Results
Efficiency
Intelligence
Effectiveness
Yearly Savings

Benefitfocus Platform

Efficiency

- Automate manual processes & administrative tasks
- Reduce human error associated with manual processes, data exchange
- Redeploy HR resources to more strategic activities
- Verify and manage dependent eligibility

Intelligence

- Inform and support better employee HC selection decisions
- Increase personalization & expand adoption of alternative plans
- Enable employer analytics on spend, claims history, adoption, etc.
- Reduce healthcare costs for both employee and employer

Effectiveness

- Increase employee use of benefits & productivity
- Improve employee retention & engagement
- Enhance plan mgmt. (wellness programs, annual changes/enhancements, acquisitions, etc.)

BENEFITFOCUS® © 2017 Benefitfocus.com, Inc. All rights reserved.
9

Multiple Distribution Channels

Direct Sales

- *Carrier markets*: Focused cross-sell & membership growth on our platform
- *Enterprise Accounts*: Employers with 10,000+ employees
- *Strategic Accounts*: Employers with 1,000 to 10,000 employees
- *Employer Back-to-Base*: Focused on cross-sell opportunity

Channel Partners

Mercer Marketplace

- Approximately 1.5 million lives
- Equity investment and expanded commercial relationship

SAP:

- Reseller of Benefitfocus Marketplace as SAP's U.S. Benefits Admin platform
- On SAP U.S. price list
- Tightly integrated and complementary to market-leading core HCM application

Benefitstore

Voluntary benefit product offerings across:

- Gap & Income Protection
- Digital Health
- Financial Wellness

Commission-based revenue model:

- Increasing employee financial responsibilities drives demand for voluntary benefits
- Tremendous opportunity to monetize consumer segment

System Integrators

- Trained and certified third parties performing customer implementations
- Future reseller opportunities
- Adds another important element to our Benefitfocus Ecosystem
- Enables focus to remain on high margin recurring software revenue driving margin expansion & cash flow growth

BENEFITFOCUS®
© 2017 Benefitfocus.com, Inc. All rights reserved.
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5x $1.6 96 31 $36 Increase over last decade of covered workers with a deductible of $1,000 or more Amount spent on health care in 20111 Percent of employers with 50+ employees offering health insurance in 20132 Benefits as a percent of total employee compensation3 Amount of HSA assets in U.S., up from $1.7 billion in 2006 EBRI.org: Tabulation from Dept. of Commerce, Bureau of Economic Analysis, National Income and Product Accounts of the US and Department of Labor, BLS, CPI Kaiser Family Foundation: Percent of Private Sector Establishment That Offer Health Insurance to Employees, by Firm Size (2013) EBRI.org: EBRI Databook on Employee Benefits, Chapter 3, Employer Costs per Hour Worked for Employee Compensation, Civilian Workers, Selected Years, 2007-2013 (2013) Our Market Overview increase trillion percent percent billion

Enterprise Strategic Mid-Market2 SMB2 <5% ~5% 7% 3% Market Share Employer Market Opportunity Growing our Customer Base = Land Market Penetration 10,000+ Employees 2,146 U.S. Companies 1,000-9,999 Employees 15,583 U.S. Companies 100-999 Employees 99,484 U.S. Companies >100 Employees Over 5.8 million U.S. Companies Market Opportunity 18,000 large employers predominantly on legacy systems 8331 Number of large employer customers as of December 31, 2016 Historically addressed only via Carriers Employer TAM as estimated by Benefitfocus $18 Billion Market Opportunity3

Employer Market Opportunity Increase PEPM Spend = Expand Installed Base Penetration 18% Strength of platform drives value for our customers and increases market opportunity R&D driven organization that is focused on organic innovation Leadership position and employee participation fuels ancillary product ecosystem Back-to-base sales team drives user adoption 95%+ revenue retention rate PEPM Pricing Opportunity 18% of total installed base has 3 or more products

Insurance Carrier Market Opportunity Benefitfocus is Best Positioned for Top Heavy Carrier Market Customer Penetration Increasing the penetration and adoption of our existing customers represents a multi-year growth engine Distribution by Carrier Count $5 billion TAM allocation* Tier 1 Tier 2 Tier 3 Tier 1 Tier 2 Tier 3 50% 4% 2% Benefitfocus Customer Allocation Increase adoption and group penetration < 10% Customers addressable spend penetration Source: Atlantic Information Services Directory of Health Plans: 2013; Excludes Tier 4 * Carrier TAM as estimated by Benefitfocus

New Customer Wins Strategic Employer Enterprise Accounts Mercer SAP Multiple Growth Opportunities Continue to Innovate Benefitstore Certified Carrier Program Analytics Mobile First Design Back to Base Expand Benefitstore penetration Cross-sell and up-sell new solutions Increase carrier group penetration

Multiple Growth Drivers in Two Core Markets Employer Carrier Total Revenue Growth Employer & Carrier Revenue Growth 31% CAGR Achieved Revenue Scale That Enables Profitable Growth $ in millions

Recurring Revenue Drives Margin Expansion 2016 Revenue Allocation 86% Key Drivers Strong Enterprise Account momentum Core Strategic Account growth Extending employee solution portfolio increasing PEPM Productizing carrier services Increasing Carrier adoption 86% Software Revenue 14% Professional Services Revenue 14% 27% CAGR Total Recurring Revenue SaaS Model Provides Strong Visibility into Next 12 months $ in millions

Proven Growth Track Record in Employer Segment Large Employer Customers 51% CAGR Employer Revenue Land & Expand Sales Strategy Focused on Penetrating Employers on Legacy Systems Only Penetrated 5% of Large Employer Market $ in millions

Consistent Margin Improvement $ in millions GAAP Gross Margin Adjusted EBITDA* Key Drivers Strong revenue growth & increased operating efficiencies Productizing carrier services & focus on profitable services revenue System integrator program Use of global resources Q3 2016 achieved adjusted EBITDA profitability * See important disclosures about non-GAAP measures on slide 2 and reconciliation table on slide 21 * Generated GAAP net loss of ($40.1), ($62.1) and ($63.2) during the years ended December 31, 2016, 2015, 2014, respectively Guided FCF positive in 4Q17

Long-Term Financial Model As a % of revenue 4Q 2016 Long-Term Target GAAP Gross Margin 48% 65% GAAP Software Margin 56% 70% Research & Development 21% 10 – 15% Sales & Marketing 22% 25 – 30% General & Administrative 13% 8 – 10% Adjusted EBITDA Margin 5% 20 - 25% * See important disclosures about non-GAAP measures on slide 2 and reconciliation table on slide 21

GAAP to Non-GAAP Reconciliation Table 2016 2015 2014 Reconciliation from Net Loss to Adjusted EBITDA: Net loss $ (40.1) $ (62.1) $ (63.2) Depreciation and amortization 13.1 11.6 9.6 Interest income (0.1) (0.2) (0.1) Interest expense 7.9 8.0 4.3 Income tax expense - - - Stock-based compensation expenses 18.1 10.5 5.6 Total net adjustments 39.0 29.9 19.4 Adjusted EBITDA $ (1.1) $ (32.2) $ (43.8) $ in millions